UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 28, 2010

STURM, RUGER & COMPANY, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-10435 (Commission File Number)	06-0633559 (IRS Employer Identification Number)

ONE LACEY PLACE, SOUTHPORT, CONNECTICUT	06890
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 259-7843

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 28, 2010, the Board of Directors of the Company adopted a resolution approving an amendment to the Company’s By-laws to create the position of Vice Chairman of the Board of Directors.  The description of the By-law amendment is qualified in its entirety by reference to the amendment of the Company’s By-laws which are effective April 28, 2010 and attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01  Other Events

On April 29, 2010, the Company issued a press release announcing the appointment of C. Michael Jacobi as the Chairman of its Board of Directors effective April 28, 2010, and the appointment of Phillip C. Widman as the Chairman of the Audit Committee of the Board of Directors effective April 28, 2010.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On April 28, 2010, the Board of Directors of the Company adopted a resolution to decrease the number of directors from nine to seven.  The full text of the resolution is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On April 28, 2010, the Board of Directors of the Company adopted a resolution to amend and restate the 2007 Stock Incentive Plan.  The full text of the resolution is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

At the Annual Meeting of Stockholders on April 28, 2010, the stockholders of the Company voted to elect seven Directors to serve on the Board of Directors for the ensuing year and ratified the appointment of McGladrey & Pullen, LLP as the Company’s independent auditors for the 2010 fiscal year.  The results of these shareholder votes are attached as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description

3.1	Amendment to Amended and Restated By-Laws of Sturm, Ruger & Company, Inc.

99.1
Press release of Sturm, Ruger & Company, Inc. dated April 28, 2010, announcing the appointment of C. Michael Jacobi as its Chairman of the Board of Directors effective April 28, 2010, and the appointment of Phillip C. Widman as the Chairman of the Audit Committee of the Board of Directors effective April 28, 2010.

99.2	Resolution of the Board of Directors of Sturm, Ruger & Company, Inc. adopted by the Board of Directors on April 28, 2010 to decrease the number of directors from nine to seven.

99.3	Resolution of the Board of Directors of Sturm, Ruger & Company, Inc. adopted by the Board of Directors on April 28, 2010 to amend and restate the 2007 Stock Incentive Plan.

99.4
Results of the shareholder votes at the Annual Meeting of Stockholders on April 28, 2010, to elect seven Directors to serve on the Board of Directors for the ensuing year and to ratify the appointment of McGladrey & Pullen, LLP as the Company’s independent auditors for the 2010 fiscal year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STURM, RUGER & COMPANY, INC.

	By:	/s/ THOMAS A. DINEEN
		Name:	Thomas A. Dineen
		Title:	Principal Financial Officer, Treasurer and Chief Financial Officer

Dated: April 30, 2010

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